EXHIBIT 23
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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Comstock Resources, Inc.'s previously filed registration statements (Numbers 33-64620, 33-73452, 33-86902, 33-88954,
33-88962 and 33-61303).



ARTHUR ANDERSEN LLP

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